Other liabilities	12 Months Ended
Dec. 31, 2019
22. Other liabilities
Other liabilities

The notes included in this section focus on the Barclays Bank Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

22 Other liabilities

	Barclays Bank Group
	2019	2018
	£m	£m
Accruals and deferred income	2,419	2,680
Other creditors	2,116	2,345
Items in the course of collection due to other banks	175	141
Obligation under Finance Lease	-	4
Lease liabilities[a] (refer to Note 20)	529	-
Other liabilities	5,239	5,170

Note

a Lease liabilities represents the minimum lease payments under the lease discounted at the rate implicit in the lease.